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                                                                     EXHIBIT 4.1
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                           AMERICAN BANK NOTE COMPANY
                               680 BLAIR MILL ROAD
                               HORSHAM, PA 19044
                                 (218) 657-3480
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                       SALES: J. NAPOLITANO: 212 593-5700
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                        /NET/BANKNOTE/HOME 12/I.D./H61880
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                PRODUCTION COORDINATOR: LISA MARTIN: 215-830-2155
                             PROOF OF JUNE 10, 1999
                               I.D. SYSTEMS, INC.
                                  H 61880 face
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        OPERATOR:                                             eg/lr/eg
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                                      rev 2
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================================================================================

    [GRAPHIC OMITTED]                                    [GRAPHIC OMITTED]

                               I.D. SYSTEMS, INC.

COMMON STOCK              INCORPORATED UNDER THE LAWS            SEE REVERSE FOR
                            OF THE STATE OF DELAWARE         CERTAIN DEFINITIONS

                                                               CUSIP 449489 10 3

THIS CERTIFIES THAT






IS THE OWNER OF

            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK
                      OF THE PAR VALUE OF $.01 PER SHARE OF

=============================  I.D. SYSTEMS, INC.  =============================

(the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Corporation and all amendments thereto to all of which the holder by acceptance hereof by assents. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.
      WITNESS the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers.

Dated:


/s/ Martin G. Rosansky                [SEAL]               /s/ Kenneth S. Ehrman

SECRETARY                                                  PRESIDENT

COUNTERSIGNED AND REGISTERED:

                     AMERICAN STOCK TRANSFER & TRUST COMPANY
                                (NEW YORK, N.Y.)

                                                    TRANSFER AGENT AND REGISTRAR
BY
                                                            AUTHORIZED SIGNATURE
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

                               I.D. SYSTEMS, INC.

      THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws of regulations:

TEN COM  - as tenants in common

TEN ENT  - as tenants by the entireties

JT TEN   - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - _________________ Custodian ______________
                          (Cust)                    (Minor)
                          under Uniform Gifts to Minors

                          Act_______________________
                                     (State)

    Additional Abbreviations may also be used though not in the above list.

For Value Received, ___________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________


______________________________________


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNED)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________Shares
of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Date________________________________

                        ________________________________________________________
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                                WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED ________________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                        AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT
IS LOST, STOLEN, MUTILATED OR DESTROYED, THE
CORPORATION WILL REQUIRE A BOND OF INDEMNITY
AS A CONDITION TO THE ISSUANCE OF A
REPLACEMENT CERTIFICATE.

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                           AMERICAN BANK NOTE COMPANY
                               680 BLAIR MILL ROAD
                               HORSHAM, PA 19044
                                 (215) 657-3480
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                       SALES: J. NAPOLITANO: 212 593-5700
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                        /NET/BANKNOTE/HOME 12/I.D./H61880
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                PRODUCTION COORDINATOR: LISA MARTIN: 215-830-2155
                              PROOF OF MAY 20, 1999
                               I.D. SYSTEMS, INC.
                                  H 61880 back
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        OPERATOR:                                             eg
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                                       NEW
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